UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Brett Icahn

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On April 16, 2010, Amendment No. 4 to Schedule TO (the “Amendment”) was filed on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, in respect of a Notice of Variation and Change in Information to the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, in connection with the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc., and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. The Amendment and the exhibits thereto are filed herewith as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. FOR USE AT ITS ANNUAL GENERAL MEETING, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE AMENDED SCHEDULES TO FILED WITH THE SEC AND ON SEDAR ON MARCH 19, 2010 AND TODAY.

EXHIBIT 1

PARTICIPANTS

The participants in the solicitation of proxies (the “Participants”) will include the following: Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc., Carl C. Icahn and Brett Icahn.

A DESCRIPTION OF THE DIRECT AND INDIRECT INTERESTS OF EACH OF THE PARTICIPANTS, OTHER THAN BRETT ICAHN, IN LIONS GATE ENTERTAINMENT CORP. IS CONTAINED IN THE OFFER TO PURCHASE AND CIRCULAR THAT IS INCORPORATED BY REFERENCE INTO THE TENDER OFFER STATEMENT ON SCHEDULE TO FILED BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., BECKTON CORP., 7508921 CANADA INC., CARL C. ICAHN AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST, ON MARCH 1, 2010, AS AMENDED, IN CONNECTION WITH THE OFFER TO PURCHASE UP TO ALL OF THE COMMON SHARES OF LIONS GATE ENTERTAINMENT CORP. BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST. A COPY OF THE SCHEDULE TO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM AND COPIES OF THE OFFER TO PURCHASE AND CIRCULAR AND THE NOTICE OF VARIATION AND EXTENSION AND RELATED MATERIALS HAVE BEEN MAILED, AND A COPY OF THE NOTICE OF VARIATION AND CHANGE IN INFORMATION WILL BE MAILED, TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP.

Brett Icahn is an investment analyst for Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, all of which are investment funds owned and operated by Carl C. Icahn, a position he has held since 2002. Mr. Icahn has served as a director of American Railcar Industries, Inc., a publicly traded railcar manufacturer that is controlled by Carl C. Icahn, since January 2007. Prior to that Mr. Icahn served on the board of directors of HowStuffWorks.com, an internet website that was sold to Discovery Networks in 2007. Brett Icahn is the son of Carl C. Icahn. Mr. Icahn received a B.A. from Princeton University.

EXHIBIT 2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 4

to

SCHEDULE TO

Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)

of the Securities Exchange Act of 1934

LIONS GATE ENTERTAINMENT CORP.

(Name of Subject Company (Issuer))

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

Carl C. Icahn

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

(Names of Filing Persons (Offerors))

Common Shares, no par value per share

(Title of Class of Securities)

535919203

(CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.

Associate General Counsel

Icahn Associates Corp. and Affiliated Companies

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4329

(Name, Address and Telephone Number of Person Authorized to

Receive Notices and Communications on behalf of Filing Persons)

Copies to:

Donald C. Ross, Esq. Osler, Hoskin & Harcourt LLP Box 50, 1 First Canadian Place Toronto, Ontario M5X 1B8 (416) 362-2111	Jason J. Comerford, Esq. Osler, Hoskin & Harcourt LLP 620 8th Avenue, 36th Floor New York, New York 10036 (212) 867-5800

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$718,992,197(1)	$51,264.14(2)

(1)	Estimated solely for the purpose of calculating the fee in accordance with the Rule 0-11 of the Securities Exchange Act of 1934.

(2)

The amount of the fee is based upon the product of 124,690,360 Lions Gate common shares issued and outstanding (which includes Lions Gate common shares underlying currently outstanding stock options and restricted share units of Lions Gate) as reported by Lions Gate in its public filings with the Securities and Exchange Commission (less the 21,977,189 Lions Gate common shares held by the Offeror) at a price of US$7.00 per share.

☒

Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:	$43,940.70	Filing Party:

Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn

Form or registration no.:	Schedule TO-T and Amendment No. 1 thereto	Date Filed:	March 1, 2010 and March 19, 2010, respectively

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒	third-party tender offer subject to Rule 14d-1.

☐	issuer tender offer subject to Rule 13e-4.

☐	going-private transaction subject to Rule 13e-3.

☒	amendment to Schedule 13D under Rule 13d-2.

Check	the following box if the filing is a final amendment reporting the results of the tender offer: ☐

COMBINED SCHEDULE TO

AND

AMENDMENT NO. 19 TO SCHEDULE 13D

This Amendment No. 4 (this “Amendment”) amends and supplements the Tender Offer Statement on Schedule TO filed on March 1, 2010, as previously amended and supplemented by Amendment No. 1 thereto filed on March 19, 2010, Amendment No. 2 thereto filed on March 24, 2010 and Amendment No. 3 thereto filed on April 8, 2010, on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the “Offeror”), to purchase up to all of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated March 1, 2010, as amended and supplemented from time to time (the “Offer and Circular”), and in the related Letter of Acceptance and Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery (which, together with this Amendment and any other amendments or supplements thereto, constitute the “Offer”). The information set forth in the Offer and Circular and the related Letter of Transmittal and Notice of Guaranteed Delivery is incorporated by reference with respect to Items 1 through 11 of this Schedule TO. The Offer is only to purchase the Shares and is not made for any options, warrants or other rights to acquire Shares.

As permitted by General Instruction G to Schedule TO, this Amendment No. 4 to Schedule TO is also an amendment to the joint statement on Schedule 13D filed on October 20, 2008 by the Offeror (other than Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust). The amendment to Schedule 13D filed on March 24, 2010 erroneously indicated that it was Amendment No. 16 to Schedule 13D, when it was in fact Amendment No. 17 to Schedule 13D, and correspondingly the amendment to Schedule 13D filed on April 8, 2010 was Amendment No. 18 to Schedule 13D.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON High River Limited Partnership
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 4,421,515
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 4,421,515
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 4,421,515
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 3.77%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Hopper Investments LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 4,421,515
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 4,421,515
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 4,421,515
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 3.77%
14	TYPE OF REPORTING PERSON OO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Barberry Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 4,421,515
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 4,421,515
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 4,421,515
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 3.77%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 7,359,605
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 7,359,605
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 7,359,605
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 6.28%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund II LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 2,749,372
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 2,749,372
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,749,372
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 2.35%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund III LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 1,040,848
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 1,040,848
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 1,040,848
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.89%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Offshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 11,149,825
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 11,149,825
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 11,149,825
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.52%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 6,536,231
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 6,536,231
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 6,536,231
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 5.58%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Onshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 6,536,231
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 6,536,231
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 6,536,231
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 5.58%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Capital LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON IPH GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON OO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 22,107,571
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 22,107,571
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 22,107,571
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 18.87%
14	TYPE OF REPORTING PERSON IN

Item 12.	Exhibits

Item 12 of the Schedule TO is hereby amended and supplemented by adding the following:

Exhibit	Description

(a)(1)(vii)	Notice of Variation and Change in Information dated April 16, 2010 (filed herewith)

(a)(5)(vi)	Press release dated April 15, 2010 (filed herewith)

Item 13.	Information Required by Schedule 13E-3

Not applicable.

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN FUND S.À R.L.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

DAAZI HOLDING B.V.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP
BY:	Hopper Investments LLC, its general partner
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P. BY: Icahn Enterprises G.P. Inc., its general partner

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

BECKTON CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

7508921 CANADA INC.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

/S/ RONALD G. ATKEY
Name:	Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Date: April 16, 2010

EXHIBIT INDEX

Exhibit	Description

(a)(1)(i)	Offer to Purchase and Circular dated March 1, 2010 (previously filed)

(a)(1)(ii)	Letter of Acceptance and Transmittal (previously filed)

(a)(1)(iii)	Notice of Guaranteed Delivery (previously filed)

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed)

(a)(1)(v)	Letter to Clients (previously filed)

(a)(1)(vi)	Notice of Variation and Extension dated March 19, 2010 (previously filed)

(a)(1)(vii)	Notice of Variation and Change in Information dated April 16, 2010 (filed herewith)

(a)(5)(i)	Summary Advertisement of the Offerors dated March 1, 2010 (previously filed)

(a)(5)(ii)	Press release dated March 19, 2010 (previously filed)

(a)(5)(iii)	Press release dated March 24, 2010 regarding letter to CEO of Lions Gate (previously filed)

(a)(5)(iv)	Press release dated March 24, 2010 regarding receipt of Advance Ruling Certificate (previously filed)

(a)(5)(v)	Preliminary Dissident Proxy Circular (previously filed)

(a)(5)(vi)	Press release dated April 15, 2010 (filed herewith)

(h)(1)(i)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated March 1, 2010 (previously filed)

(h)(1)(ii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated March 1, 2010 (previously filed)

(h)(1)(iii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated March 19, 2010 (previously filed)

(h)(1)(iv)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated March 19, 2010 (previously filed)

EXHIBIT (a)(1)(vii)

This Notice of Variation and Change in Information is important and requires your immediate attention. It should be read in conjunction with the Offer to Purchase and Circular dated March 1, 2010 and the Notice of Variation and Extension dated March 19, 2010. If you are in any doubt as to how to deal with it, you should consult with your investment dealer, broker, bank manager, lawyer or other professional advisor.

Neither this Notice of Variation and Change in Information nor the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, has been approved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of the Offer or upon the adequacy of the information contained in this document. Any representation to the contrary is an offence.

April 16, 2010

NOTICE OF VARIATION AND CHANGE IN INFORMATION

by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP,

ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L.

AND DAAZI HOLDING B.V.

in respect of their

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

at an increased price of

U.S.$7.00 per Common Share

Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, and Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands (collectively, the “Icahn Group”), hereby give notice that they are amending their offer dated March 1, 2010, as previously amended by the Notice of Variation and Extension dated March 19, 2010 (the “Offer”), to purchase for cash UP TO ALL of the outstanding common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights), in order to (i) increase the offer price from U.S.$6.00 cash per Lions Gate Share to U.S.$7.00 cash per Lions Gate Share, (ii) amend the minimum tender condition of the Offer so that there shall have been properly and validly deposited under the Offer and not withdrawn at least 36,985,976 Lions Gate Shares, which when combined with the number of Lions Gate Shares already owned by the Offeror, represents 50.1% of the 117,951,193 Lions Gate Shares stated to be outstanding by Lions Gate as of March 23, 2010, the record date for Lions Gate’s upcoming special meeting of Shareholders, (iii) assign to Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, the right to purchase certain of the Lions Gate Shares deposited pursuant to the Offer and to include Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, as an Offeror, (iv) assign to 7508921 Canada Inc. the right to purchase Lions Gate Shares deposited pursuant to the Offer and include 7508921 Canada Inc. as an Offeror, (v) provide for a subsequent offering period of 10 business days after the expiry of the Offer if the Offeror takes up Lions Gate Shares that have been validly tendered and not withdrawn prior to the Expiry Time, and (vi) update certain sections of the Offer to reflect the foregoing changes.

The Offer, as varied, will continue to be open for acceptance until 8:00 p.m. (New York time) on April 30, 2010, unless further extended or withdrawn by the Offeror.

This Notice of Variation and Change in Information (this “Notice”) should be read in conjunction with the Offer to Purchase and Circular dated March 1, 2010 (the “Offer to Purchase and Circular”), as amended by the Notice of Variation and Extension dated March 19, 2010 (the “First Notice of Variation”), and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, all the provisions of which are incorporated herein by reference (subject to the amendments thereto contained in this Notice). In this Notice, unless the context requires otherwise or unless otherwise defined herein, terms denoted by initial capital letters have the meanings set forth in the Offer to Purchase and Circular, as amended by the First Notice of Variation.

Shareholders who have validly deposited and not withdrawn their Lions Gate Shares do not need to take further action to accept the Offer. Shareholders who wish to accept the Offer must properly complete and duly execute the Letter of Acceptance and Transmittal which accompanied the Offer to Purchase and Circular or a facsimile thereof, and deposit it, at or prior to the Expiry Time, together with certificate(s) representing their Lions Gate Shares and all other required documents, with the Depositary or the U.S. Forwarding Agent in accordance with the instructions in the Letter of Acceptance and Transmittal. Alternatively, Shareholders may accept the Offer by following the procedures for (i) book-entry transfer of Lions Gate Shares described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer” or (ii) guaranteed delivery described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”, using the Notice of Guaranteed Delivery which accompanied the Offer to Purchase and Circular, or a facsimile thereof. Persons whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact such registered holder for assistance if they wish to accept the Offer.

Questions and requests for assistance may be directed to the Depositary, the U.S. Forwarding Agent, or the Information Agent. Their contact details are provided on the last page of this document. Additional copies of this Notice, the Offer to Purchase and Circular, the First Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary, the U.S. Forwarding Agent or the Information Agent.

No person has been authorized to give any information or make any representation other than those contained in this Notice, the First Notice of Variation, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, as amended, and if given or made, that information or representation must not be relied upon as having been authorized by the Offeror.

The Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders residing in any jurisdiction in which making or accepting the Offer would violate that jurisdiction’s laws or any administrative or judicial action pursuant thereto.

FORWARD-LOOKING STATEMENTS

This Notice, the First Notice of Variation and the Offer to Purchase and Circular contain forward-looking statements that are subject to risks and are based on a number of assumptions and other factors. See “Forward-Looking Statements” in the Offer to Purchase and Circular, as amended by the First Notice of Variation.

NOTICE TO SHAREHOLDERS

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENTS AND OTHER DOCUMENTS RELATED TO THE SOLICITATIONS OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT THE MAY 4, 2010 SPECIAL MEETING OF SHAREHOLDERS AND AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATIONS. WHEN COMPLETED, DEFINITIVE PROXY STATEMENTS AND FORMS OF PROXIES WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATIONS IS CONTAINED IN THE AMENDED SCHEDULES TO THAT WERE FILED WITH THE SEC AND ON SEDAR ON MARCH 19, 2010 AND APRIL 16, 2010.

The enforcement by Shareholders of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are governed by the laws of the Cayman Islands, Icahn Fund S.à r.l. is governed by the laws of Luxembourg, Daazi Holding B.V. is governed by the laws of The Netherlands, 7508921 Canada Inc. is governed by the laws of Canada, and the LGE Trust is governed by the laws of Ontario, that experts named in the Circular reside outside the United States and that all or a substantial portion of the assets of the Offeror and said persons may be located outside the United States. Shareholders may not be able to sue a foreign company, trust or its officers, directors or trustees in a foreign court for violations of U.S. federal securities laws. It may be difficult to compel a foreign company and its affiliates or a foreign trust and its trustees to subject themselves to a U.S. court’s judgment.

ii

The enforcement by Shareholders of civil liabilities under Canadian securities laws may be affected adversely by the fact that each of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. is incorporated, continued or otherwise organized under the laws of a foreign jurisdiction or resides outside of Canada and that all or a substantial portion of the assets of the Offeror may be located outside Canada. It may not be possible for Shareholders to enforce judgments obtained in Canada against these members of the Offeror.

Shareholders should be aware that the purchase by the Offeror of the Lions Gate Shares held by them as described herein may have tax consequences both in Canada and the United States. The material tax consequences for Shareholders who are resident in, or citizens of, Canada and the United States are described in Section 16 of the Circular, “Material Canadian Federal Income Tax Considerations” and Section 17 of the Circular, “Material U.S. Federal Income Tax Considerations”, respectively, as amended by the First Notice of Variation and this Notice.

EXCHANGE RATE INFORMATION

In this Notice, except where otherwise indicated, all references to “dollars” or “$” are in Canadian dollars. The Bank of Canada noon spot exchange rate on April 15, 2010 was U.S.$1.00 = $1.0014.

NOTICE TO HOLDERS OF OPTIONS

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer.

iii

NOTICE OF VARIATION AND CHANGE IN INFORMATION

April 16, 2010

TO: THE HOLDERS OF LIONS GATE SHARES

By notice to the Depositary dated April 16, 2010 and as set forth in this Notice, the Icahn Group has varied its offer dated March 1, 2010 (the “Original Offer”), as previously amended by the Notice of Variation and Extension dated March 19, 2010, to purchase for cash UP TO ALL of the outstanding Lions Gate Shares, including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights).

This Notice should be read in conjunction with the Offer to Purchase and Circular, the First Notice of Variation, and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular (collectively, the “Offer Documents”), all the provisions of which are incorporated herein by reference, subject to the amendments thereto contained in this Notice.

In this Notice, unless the context requires otherwise or unless otherwise defined, terms denoted by initial capital letters and not defined have the meanings set forth in the Offer to Purchase and Circular, as amended by the First Notice of Variation. References in this Notice to the “Offer” shall refer to the Original Offer, as amended by the First Notice of Variation, and as further amended by this Notice.

1. Increase in the Offer Price for the Lions Gate Shares

The Icahn Group is amending the Offer by increasing the consideration payable for each Lions Gate Share taken up under the Offer from U.S.$6.00 cash per Lions Gate Share to U.S.$7.00 cash per Lions Gate Share. Assuming that all of the conditions to the Offer are satisfied or waived, all Shareholders who tender their Lions Gate Shares to the Offer will receive the increased price per Lions Gate Share for any of their Lions Gate Shares that may be taken up under the Offer, including those Shareholders who have already tendered Lions Gate Shares to the Offer. Shareholders who have already tendered to the Offer need do nothing further. The Icahn Group will pay the increased price to such Shareholders at the time of payment by the Offeror for Lions Gate Shares under the Offer.

Accordingly, all references to “U.S.$6.00” in the Offer Documents have been amended to mean “U.S.$7.00”, and all references in the Offer Documents to the price offered by the Offeror are deemed to be amended to reflect the foregoing.

The increased price of U.S.$7.00 in cash per Lions Gate Share represents a 33.8% premium to the closing price of the Lions Gate Shares on the NYSE on February 12, 2010, the last trading day prior to the Icahn Group’s announcement of its intention to make the Offer, and all references in the Offer Documents to any such premiums are deemed to be amended to reflect the foregoing. The increased price of U.S.$7.00 in cash per Lions Gate Share also represents a premium of more than 44% to the closing price of the Lions Gate Shares on the NYSE on February 4, 2010, the last trading day prior to the first date in 2010 that certain members of the Icahn Group resumed purchasing Lions Gate Shares.

2. Extension and Variation of the Offer

The last sentence of the second paragraph of Section 5 of the Offer, “Extension and Variation of the Offer” is amended by deleting the phrase “and will not extend the Offeror” after the words “the Offeror will take up Lions Gate Shares validly deposited under the Offer” because such phrase is inconsistent with the Offeror’s obligation to extend the Offer in certain circumstances under applicable securities laws.

3. Amendment to Minimum Tender Condition and Other Conditions

The Icahn Group is amending the minimum tender condition of the Offer so that there shall have been properly and validly deposited under the Offer and not withdrawn at least 36,985,976 Lions Gate Shares, which when combined with the number of Lions Gate Shares already owned by the Offeror, represents 50.1% of the 117,951,193 Lions Gate Shares stated to be outstanding by Lions Gate as of March 23, 2010, the record date for Lions Gate’s upcoming special meeting of Shareholders.

Paragraph (a) of Section 4 of the Offer to Purchase, “Conditions of the Offer” (found at page 21 of the Offer to Purchase), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

“(a) there shall have been properly and validly deposited under the Offer and not withdrawn at least 36,985,976 Lions Gate Shares;”

The last sentence of the paragraph immediately following paragraph (q) of Section 4 of the Offer to Purchase, “Conditions of the Offer” (found at page 24 of the Offer to Purchase), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

“If the Offeror waives any condition in respect of the Offer, the Offer will be extended for 10 business days from the date of such waiver.”

4. Assignment of Right to Purchase Certain of the Lions Gate Shares Deposited

In accordance with Section 13 of the Offer, “Other Terms of the Offer”, the Icahn Group is amending the Offer to assign to 7508921 Canada Inc., an acquisition vehicle indirectly controlled by Carl C. Icahn, the right to purchase Lions Gate Shares validly deposited and not withdrawn under the Offer to Purchase.

In accordance with Section 13 of the Offer, for the reasons described further below, the Icahn Group is amending the Offer to assign to Ronald G. Atkey (the “Trustee”), in his capacity as the sole trustee of the LGE Trust, the right to purchase those Lions Gate Shares validly deposited and not withdrawn under the Offer which, if otherwise taken up by the Icahn Group, would result in Lions Gate becoming a non-Canadian controlled entity under the ICA upon consummation of the Offer. The Icahn Group will take up and pay for the number of Lions Gate Shares validly deposited and not withdrawn under the Offer that, together with the Lions Gate Shares already owned by the Icahn Group, would not result in the Icahn Group owning in the aggregate a sufficient number of the outstanding Lions Gate Shares that Lions Gate would become a non-Canadian controlled entity under the ICA upon consummation of the Offer, and the Trustee will take up and pay for any remaining Lions Gate Shares validly deposited and not withdrawn under the Offer. The Icahn Group will provide the Trustee with the funds necessary to acquire its portion of the Lions Gate Shares deposited under the Offer by way of a loan. The Trustee will hold the Lions Gate Shares it purchases for the benefit of the LGE Trust and will have legal title to such Lions Gate Shares. The Trustee will be entitled to vote the Lions Gate Shares acquired in whatever manner he wishes in the best interests of the beneficiary of the LGE Trust. This assignment does not in any way change the fact that the Offer is for UP TO ALL of the Lions Gate Shares.

The Icahn Group has determined to make the assignment described above to the Trustee to avoid the adverse consequences to Lions Gate of becoming a non-Canadian controlled entity within the meaning of the ICA while Lions Gate continues to control Maple. As disclosed in Section 14 of the Circular, “Regulatory Matters” (found at page 48 of the Offer to Purchase and Circular), as amended by the First Notice of Variation, the Icahn Group believes that, because the Icahn Group is a non-Canadian within the meaning of the ICA, the Offer, if successful, would result in Lions Gate and its controlled entities becoming non-Canadian controlled within the meaning of the ICA. Lions Gate has disclosed in its SEC filings that if Lions Gate ceases to be Canadian-controlled under the ICA: (i) Lions Gate and its consolidated entities (including Maple) may no longer qualify for or be entitled to access refundable tax credits and other Canadian government and private motion picture industry incentives that are restricted to Canadian-controlled corporations; and (ii) such a change in status could also cause Lions Gate (and Maple) to be required to repay certain tax credits and other government incentives previously received and default on certain distribution obligations, thereby adversely affecting Lions Gate’s financial results. The Icahn Group believes that these risks of a change in Canadian status of Lions Gate arise primarily from the requirement that a distributor of films in Canada be a Canadian within the meaning of the ICA. Lions Gate has stated in its SEC filings that its filmed entertainment is distributed in Canada by Maple, which, as of July 18, 2007, is controlled by Lions Gate. Accordingly, the Icahn Group believes that the risk of a change in Canadian status of Lions Gate would be substantially alleviated if Lions Gate ceases to control Maple, provided that Maple continues to be Canadian within the meaning of the ICA and continues to undertake Lions Gate’s film distribution in Canada pursuant to a distribution agreement between them (as was the arrangement between April 2005 and July 18, 2007).

Further, as disclosed by Lions Gate in its SEC filings, a change in the Canadian status of Lions Gate under the ICA could occur not only as a result of an acquisition of control of Lions Gate by a non-Canadian, but also as a result of the exercise by the Minister of Canadian Heritage of the discretionary right to make a determination that an entity engaged in a cultural business is not a Canadian-controlled entity, if the Minister of Canadian Heritage is satisfied, after considering any information or evidence submitted by the entity or otherwise made available to the Minister of Canadian Heritage or the Director of Investments, that the entity is controlled in fact by one or more non-Canadians. Therefore, even in the absence of the Offer, there is a risk that the Minister of Canadian Heritage could determine that Lions Gate is in fact non-Canadian controlled under the ICA, with the result being that there could be significant adverse consequences for Lions Gate in terms of repayment of tax credits and incentives, and other potential defaults, if Lions Gate still controls Maple at such time. Accordingly, the Icahn Group believes that even in the absence of the Offer, it is in the best interests of Lions Gate, Maple and third parties that Lions Gate’s shares of Maple be divested to one or more Canadians such that the film distribution business currently carried on by Maple in Canada would be owned and operated independently from Lions Gate.

If the Offer is successful, the Icahn Group intends to take steps to cause Lions Gate to divest its shares of Maple to one or more Canadian purchasers and the Icahn Group is engaged in discussions with representatives of the Department of Canadian Heritage regarding its commitment to take such steps. However, absent a change in the current ownership status of Maple, Lions Gate would continue to control Maple upon consummation of the Offer. Therefore, to avoid the consequences of a change in Canadian status of Lions Gate before such time as Maple can become an independent Canadian film distributor, the Icahn Group has determined that it will assign to Mr. Atkey, a Canadian, in his capacity as the sole trustee of the LGE Trust, the right to acquire any shares deposited under the Offer which, if otherwise taken up by the Icahn Group, would result in Lions Gate becoming a non-Canadian controlled entity under the ICA upon consummation of the Offer. The Icahn Group intends to purchase the Lions Gate Shares that would be taken up under the Offer by Mr. Atkey, but only at such time as doing so would not result in Maple becoming a non-Canadian within the meaning of the ICA.

Mr. Atkey is a Canadian citizen and independent of the Icahn Group. After graduating from law school at the University of Western Ontario and Yale University, Mr. Atkey taught constitutional and administrative law at three Canadian law schools. Mr. Atkey has served in a number of senior capacities in the Canadian public sector. He was the first Chair of the Security Intelligence Review Committee, served as an elected Member of the Parliament of Canada for two terms, and was appointed as the federal Minister of Immigration in 1979-80. Mr. Atkey practiced corporate and regulatory law for thirty years with Osler, Hoskin & Harcourt LLP, in Toronto, during which time he represented clients in the cultural sector, including the film industry.

Mr. Atkey currently teaches National Security Law at Osgoode Hall Law School (York University) in Toronto, Canada and at Western Law (UWO) in London, Ontario. He is also currently a director of the Canadian subsidiaries of Time Warner Inc. and Entertainment One Ltd. Mr. Atkey also currently serves as Ontario Vice–President of the International Commission of Jurists (Canadian Section) and as Director of the Toronto Symphony Orchestra Foundation.

Section 1 of the Circular, “The Offeror” (found at page 34 of the Circular) is deleted in its entirety and replaced by the following:

“1. The Offeror

Icahn Partners LP is a limited partnership governed by the laws of Delaware. Its general partner is Icahn Onshore LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Onshore LP is Icahn Capital LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Capital LP is IPH GP LLC, a limited liability company governed by the laws of Delaware. The sole member of IPH GP LLC is Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware. The general partner of Icahn Enterprises Holdings L.P. is Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware.

Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are limited partnerships governed by the laws of the Cayman Islands. The general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP is Icahn Offshore LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Offshore LP is Icahn Capital LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Capital LP is IPH GP LLC, a limited liability company governed by the laws of Delaware. The sole member of IPH GP LLC is Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware. The general partner of Icahn Enterprises Holdings L.P. is Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware.

High River Limited Partnership is a limited partnership governed by the laws of Delaware. Its general partner is Hopper Investments LLC, a limited liability company governed by the laws of Delaware. The sole member of Hopper Investments LLC is Barberry Corp., a corporation governed by the laws of Delaware.

Icahn Fund S.à r.l. is a limited liability company governed by the laws of Luxembourg. Its three shareholders, each of which owns approximately one-third of Icahn Fund S.à r.l., are Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP.

Daazi Holding B.V. is a limited liability company governed by the laws of The Netherlands. Its sole stockholder is Icahn Fund S.à r.l.

7508921 Canada Inc. is a corporation governed by the laws of Canada. Its four shareholders, each of which owns one-quarter of 7508921 Canada Inc., are Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP.

Ronald G. Atkey is the sole trustee of the LGE Trust, a trust formed under the laws of the Province of Ontario. The sole beneficiary of the LGE Trust is a Canadian cultural charity.

Icahn Enterprises G.P. Inc. is 100% owned by Beckton Corp., a corporation governed by the laws of Delaware. Each of Beckton Corp. and Barberry Corp. is 100% owned by Mr. Carl C. Icahn, a U.S. citizen, and the Offeror (other than the Trustee) is indirectly controlled by Mr. Icahn. The principal business address of each of (i) Icahn Partners LP, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. is White Plains Plaza, 445 Hamilton Avenue – Suite 1210, White Plains, NY 10601, where the business phone number is (914) 614-7000; (ii) Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands; (iii) Icahn Fund S.à r.l. is 5 avenue Gaston Diderich, L-1420 Luxembourg; (iv) Daazi Holding B.V. is Strawinskylaan 411 (WTC, Tower A, 4th floor), 1077 XX, Amsterdam, The Netherlands, (v) 7508921 Canada Inc. is 100 King Street West, 1 First Canadian Place, Suite 6600, Toronto, Ontario, Canada, M5X 1B8, where the business phone number is (416) 362-2111, (vi) Mr. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153, where the business phone number is (212) 702-4300 and (vii) the Trustee is 333 Adelaide Street, Suite 1019, Toronto, Ontario, Canada, M5A 4T4, where the business phone number is (416) 368-4827.

As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Offshore LP with each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Onshore LP with Icahn Partners LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners LP. As a result of the relationship of Carl C. Icahn, Hopper Investments LLC and Barberry Corp. with High River Limited Partnership, each of them may be deemed to have shared voting power and shared dispositive power with High River Limited Partnership with regard to the Lions Gate Shares beneficially owned by High River Limited Partnership. As a result of Carl C. Icahn’s relationship with the Offeror (other than the Trustee), Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp., each of Mr. Icahn, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. are deemed to be co-bidders with the Offeror.

The Offeror (other than 7508921 Canada Inc. and the Trustee) is primarily engaged in investing in securities of various entities. Each of High River Limited Partnership and Barberry Corp. is primarily engaged in the business of investing in securities. Hopper Investments LLC is primarily engaged in the business of serving as the general partner of High River Limited Partnership. Each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Partners LP, Icahn Fund S.à r.l. and Daazi Holding B.V. is primarily engaged in the business of investing in securities. Icahn Offshore LP is primarily engaged in the business of serving as the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. Icahn Onshore LP is primarily engaged in the business of serving as the general partner of Icahn Partners LP. Icahn Capital LP is primarily engaged in the business of serving as the general partner of each of Icahn Offshore LP and Icahn Onshore LP. IPH GP LLC is primarily engaged in the business of serving as the general partner of Icahn Capital LP. Icahn Enterprises Holdings L.P. is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises G.P. Inc. is primarily engaged in the business of serving as the general partner of Icahn Enterprises Holdings L.P. Beckton Corp. is primarily engaged in the business of holding the capital stock of Icahn Enterprises G.P. Inc. 7508921 Canada Inc. was formed to serve as an acquisition vehicle. The LGE Trust was settled to hold property for the benefit of a Canadian cultural charity.

The name, position, citizenship, business address, present principal occupation or employment, material occupations, positions, offices or employments during the past five years and the principal business and address of any business corporation or other organization in which such occupation, position, office or employment was carried on, of each executive officer and director of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc. and of the Trustee are set forth on Schedule I attached hereto and incorporated by reference herein.

Except as set forth on Schedule I, none of Mr. Icahn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, the LGE Trust, Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc. or the Trustee, nor any executive officer or director or trustee of any of the foregoing, have been, during the past five years:

(a)	convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); or

(b)

a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, U.S. federal or state securities laws or a finding or any violation of such laws.”

5. Subsequent Offering Period

The Icahn Group is amending the Offer to provide for a subsequent offering period of 10 business days after the expiration of the Offer to permit additional tenders of Lions Gate Shares.

The fifth paragraph of Section 1 of the Offer to Purchase, “The Offer” (found at pages 15 to 16 of the Offer to Purchase), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

“After the expiration of the Offer, if the Offeror takes up Lions Gate Shares that have been validly tendered and not withdrawn prior to the Expiry Time, the Offeror will provide for a subsequent offering period of 10 business days to permit additional tenders of Lions Gate Shares (a “Subsequent Offering Period”). Pursuant to Rule 14d-11 under the Exchange Act, the Offeror may include a Subsequent Offering Period so long as, among other things, (i) the Offer remains open for a minimum of twenty business days and has expired, (ii) the Offeror accepts and promptly pays for all Lions Gate Shares validly tendered during the Offer, (iii) the Offeror announces the results of the Offer, including the approximate number and percentage of Lions Gate Shares deposited in the Offer, no later than 9:00 a.m. (New York time) on the next business day after the Expiry Time and immediately begins the Subsequent Offering Period and (iv) the Offeror immediately accepts and promptly pays for Lions Gate Shares as they are tendered during the Subsequent Offering Period. No withdrawal rights apply during a Subsequent Offering Period with respect to Lions Gate Shares previously tendered in the Offer and accepted for payment. The same price paid in the Offer will be paid to Shareholders tendering Lions Gate Shares in the Offer or in a Subsequent Offering Period. The Offeror will make a public announcement of the Subsequent Offering Period or any extension thereof no later than 9:00 a.m. (New York time) on the next business day after the Expiry Time or date of termination of any prior Subsequent Offering Period.”

Section 5 of the Offer to Purchase, “Extension and Variation of the Offer” (found at pages 25 to 26 of the Offer to Purchase), is hereby amended and supplemented by adding after the last paragraph thereof the following:

“If the Offeror takes up Lions Gate Shares that have been validly tendered and not withdrawn prior to the Expiry Time, the Offeror will publicly announce and make available a Subsequent Offering Period pursuant to Rule 14d-11 under the Exchange Act, which shall expire 10 business days after the date of such announcement and during which Shareholders may deposit Lions Gate Shares not deposited prior to the Expiry Time. The Offeror will not amend the Offer to shorten or eliminate the Subsequent Offering Period. Once commenced, the Subsequent Offering Period may be extended and remain open for deposits in accordance with Rule 14d-11 or as otherwise permitted by the SEC, but in no event will it remain open less than 10 business days regardless of when it commences.

A Subsequent Offering Period does not constitute an extension of the Offer for purposes of the Exchange Act, although it does constitute an extension of the Offer under Canadian securities laws. Under Canadian securities laws, in order for the Offeror to take up and pay for additional Lions Gate Shares deposited after the Expiry Time, the Offeror must either (i) extend the Offer in accordance with Canadian securities laws (which extension would be treated as a Subsequent Offering Period in the United States) or (ii) initiate a new offer in respect of Lions Gate Shares, which new offer could not be consummated for at least 35 calendar days. For purposes of the Exchange Act, a Subsequent Offering Period is an additional period of time, beginning on the next business day after the Expiry Time, during which Shareholders may deposit Lions Gate Shares not deposited prior to the Expiry Time. For purposes of applicable Canadian securities laws, a Subsequent Offering Period is an additional period of time by which the Offer is extended, following the satisfaction or waiver of all conditions of the Offer and the take up of all Lions Gate Shares then deposited under the Offer prior to the Expiry Time, and during which period Shareholders may deposit Lions Gate Shares not deposited prior to the commencement of the Subsequent Offering Period. In connection with the intended Subsequent Offering Period, for purposes of applicable U.S. federal securities laws, the Offeror will include a statement of its intention to provide a Subsequent Offering Period in the press release announcing the results of the Offer disseminated no later than 9:00 a.m. (New York time) on the next business day after the previously scheduled Expiry Time. For purposes of applicable Canadian securities laws, the Offeror will provide a written notice of extension of the Offer with respect to the implementation of the Subsequent Offering Period, including the period during which the Offer will be open for acceptance, to the Depositary and will cause the Depositary to provide as soon as practicable thereafter a copy of such notice in the manner set forth in Section 11 of the Offer to Purchase, “Notices and Delivery” to all Shareholders whose Lions Gate Shares have not been taken up pursuant to the Offer at the date of the extension. The same form and amount of consideration will be paid to Shareholders depositing Lions Gate Shares during the Subsequent Offering Period as paid to Shareholders that tendered Lions Gate Shares before the Expiry Time. The Offeror will permit withdrawal of Lions Gate Shares deposited during the Subsequent Offering Period and that have not yet been accepted by the Offeror at any time prior to the expiration of such Subsequent Offering Period; provided, however, that this right of withdrawal will not apply in respect of Lions Gate Shares taken up by the Offeror prior to the Subsequent Offering Period. A Subsequent Offering Period will expire at 8:00 p.m. (New York time) on the last day of the Subsequent Offering Period, unless determined otherwise in accordance with the terms set forth herein. The Offeror’s intention to provide for a Subsequent Offering Period will not in any way limit the Offeror’s right to terminate the Offer if the conditions to the Offer set forth in Section 4 of the Offer to Purchase, “Conditions of the Offer” are not satisfied or waived at or prior to the Expiry Time.

Under applicable Canadian securities laws, a Subsequent Offering Period must be open for at least 10 calendar days from the date of notice of extension referred to above. The Offeror may extend the Subsequent Offering Period in accordance with Rule 14d-11 or as permitted by the SEC, but in no event will it remain open less than 10 business days regardless of when it commences.

In accordance with Canadian securities laws and the Exchange Act, the Offeror will provide a Subsequent Offering Period which shall expire 10 business days after the date of the announcement of such Subsequent Offering Period, and which may be extended at the discretion of the Offeror subject to compliance with the U.S. federal securities laws and relief obtained from the SEC, if any.

The Offeror will immediately take up and promptly pay for all Lions Gate Shares validly deposited during the Subsequent Offering Period with respect to the Offer.”

All references in the Offer Documents to the extension or expiration of the Offer are amended to reflect the foregoing.

6. Additional Defined Terms

The following definitions are amended or added to the “Glossary” section of the Offer to Purchase and Circular (found at pages 11 to 14 of the Offer to Purchase and Circular), as amended by the First Notice of Variation, in the appropriate alphabetical order:

“First Notice of Variation” means the notice of variation and extension to the Original Offer dated March 19, 2010;

“Icahn Group” means Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands and, as applicable, 7508921 Canada Inc., a corporation governed by the laws of Canada;

“Offer” means the offer to purchase Lions Gate Shares made hereby, the terms and conditions of which are set forth in the accompanying Offer to Purchase and Circular, as amended by the First Notice of Variation and this Notice, and the Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery;

“Offeror” means the Icahn Group and the Trustee;

“Trustee” means Ronald G. Atkey, the sole trustee of the LGE Trust, a trust formed under the laws of the Province of Ontario;

7. Other Amendments to the Offer to Purchase and Circular

Cover page

The cover page to the Offer to Purchase and Circular is amended to the extent necessary to reflect the amendments contemplated by, and the information contained in, this Notice.

Summary Term Sheet

The preamble to the Summary Term Sheet is deleted in its entirety and replaced by the following:

“The following are some of the questions that you, as a shareholder of Lions Gate, may have about our offer and our answers to those questions. This summary term sheet provides important and material information about our offer that is described in more detail elsewhere in the Offer to Purchase and Circular and Letter of Acceptance and Transmittal, but this summary term sheet does not include all of the information about our offer that is important to you. Additional important information about our offer is contained in the remainder of the Offer to Purchase and Circular and the Letter of Acceptance and Transmittal. Therefore, we urge you to carefully read the remainder of the Offer to Purchase and Circular and the Letter of Acceptance and Transmittal for our offer. We have included cross-references in this summary term sheet to other sections of the Offer to Purchase and Circular to direct you to the sections of the Offer to Purchase and Circular in which a more complete description of the topics covered in this summary term sheet appear. As used in these questions and answers, unless otherwise indicated, “we” or “us” or “our” refers to Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, the entities making the offer for the Lions Gate common shares.”

The following questions and answers in the Summary Term Sheet (found at pages 5 to 10 of the Offer to Purchase and Circular) are deleted and replaced by the following:

“WHO IS OFFERING TO BUY MY LIONS GATE COMMON SHARES?

We are Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership, limited partnerships which are indirectly controlled by Mr. Carl C. Icahn, Icahn Fund S.à r.l. and Daazi Holding B.V., limited liability companies which are indirectly controlled by Mr. Carl C. Icahn, 7508921 Canada Inc., a corporation indirectly controlled by Mr. Carl C. Icahn, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust. Other than Mr. Atkey, we are primarily engaged in investing in securities of various entities under the direction of Mr. Icahn, acting through its affiliated entities. See Sections 1 and 2 of the Circular for more details regarding us and Lions Gate.

HOW MUCH ARE YOU OFFERING TO PAY? WHAT IS THE FORM OF PAYMENT?

We are offering to pay U.S.$7.00 per Lions Gate common share in cash. However, you can also elect in the Letter of Acceptance and Transmittal to receive payment in Canadian dollars based on the Bank of Canada noon spot exchange rate on the date following expiry of our offer on which funds are provided to the depositary to pay for Lions Gate common shares purchased under our offer.

On April 15, 2010, the Bank of Canada noon spot exchange rate for Canadian dollars per U.S.$1.00 was $1.0014. For example, if you received payment in U.S. dollars and exchanged it for Canadian dollars at that exchange rate, you would have received $7.0098 per Lions Gate common share (excluding any currency exchange fees or commissions). Although the offer price of U.S.$7.00 per Lions Gate common share is fixed, the amount you would receive in Canadian dollars with respect to Lions Gate common shares will vary with the U.S. dollar to Canadian dollar exchange rate, which may be higher or lower than $1.0014 per U.S.$1.00 at the time of exchange. All amounts payable by us for your Lions Gate common shares will be paid promptly in U.S. currency or, if you so elect, in Canadian currency, upon our take up of Lions Gate common shares under our offer. If applicable to your situation, you should obtain a current quote of the exchange rate before deciding whether to deposit your Lions Gate common shares. See Section 3 of the Offer to Purchase.

HOW LONG DO I HAVE TO DECIDE WHETHER TO DEPOSIT MY LIONS GATE COMMON SHARES IN YOUR OFFER?

You will have until 8:00 p.m., New York time, on April 30, 2010 to deposit your Lions Gate common shares in our offer, unless our offer is extended or earlier withdrawn. Such time and date, as extended, is referred to in the Offer to Purchase and Circular as the “Expiry Time.” If we take up Lions Gate shares that are tendered into our offer before the Expiry Time, we will provide for a subsequent offering period of 10 business days after the expiration of our offer during which you may deposit your Lions Gate common shares not deposited prior to the Expiry Time. If you cannot deliver everything that is required in order to make a valid deposit by that time, you may be able to use a guaranteed delivery procedure, which is described in Section 3 of the Offer to Purchase.

WILL THERE BE A SUBSEQUENT OFFERING PERIOD?

If we take up Lions Gate shares that are tendered into our offer before the Expiry Time, we will provide a “subsequent offering period” for 10 business days after expiration of the offer. The subsequent offering period will be an additional period of time beginning after we have purchased Lions Gate common shares that were tendered before the Expiry Time, during which you may tender your Lions Gate common shares and receive the offer consideration. We will not amend the offer to shorten or eliminate the subsequent offering period. See Sections 1 and 5 of the Offer to Purchase.

HOW WILL I BE NOTIFIED ABOUT A SUBSEQUENT OFFERING PERIOD OR IF YOUR OFFER IS EXTENDED?

We will provide notice to the depositary for our offer of a subsequent offering period or if we otherwise extend the offer. We will also make a public announcement of a subsequent offering period and any extension of our offer by issuing a press release prior to 9:00 a.m., New York time, on the next business day after the scheduled Expiry Time and by providing a copy of the notice to the New York Stock Exchange. See Section 5 of the Offer to Purchase.”

The Summary Term Sheet is amended by adding the following question and answer immediately before the question entitled “What Are the Classes and Amounts of Securities Sought in Your Offer?” (found at page 5 of the Offer to Purchase and Circular):

“WHY IS RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST, AN OFFEROR?

The Icahn group is assigning to Ronald G. Atkey, in his capacity as sole trustee of the LGE Trust, the right to purchase those Lions Gate common shares validly deposited and not withdrawn under our offer, which, if otherwise taken up by the Icahn group, would result in Lions Gate becoming a non-Canadian controlled entity within the meaning of the Investment Canada Act (Canada) upon consummation of our offer. This assignment is being made to avoid adverse consequences to Lions Gate of becoming a non-Canadian controlled entity within the meaning of the Investment Canada Act (Canada) during the period when Lions Gate owns Maple Pictures Corp., a distributor of films in Canada. The Icahn group intends to purchase the Lions Gate common shares taken up under our offer by Mr. Atkey after such time as when doing so would not result in Maple Pictures Corp. becoming a non-Canadian within the meaning of Investment Canada Act (Canada). This assignment does not change the fact that our offer remains an offer for UP TO ALL Lions Gate common shares.”

The second paragraph of the question in the Summary Term Sheet entitled “What Are the Most Significant Conditions in Your Offer?” (found at page 7 of the Offer to Purchase and Circular), as amended by the First Notice of Variation, is amended by deleting “40,492,682” and replacing it with “36,985,976”.

The fifth paragraph of the question in the Summary Term Sheet entitled “If the Lions Gate Common Shares Sought in Your Offer Are Deposited and Taken Up, What Will be the Effect of the Offer on Lions Gate?” (found at page 9 of the Offer to Purchase and Circular), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

“If Lions Gate’s lenders and noteholders were to elect to declare events of default relating to the change in control provisions and an acceleration occurs, it will not be a condition allowing us to withdraw our offer. If such an acceleration occurs, the Icahn group believes that Lions Gate should seek a replacement source of funding in order to continue to operate its business in the ordinary course. The Icahn group is prepared to begin discussions with Lions Gate immediately regarding a bridge facility that the Icahn group would be willing to provide, without a commitment fee, at the expiration of our offer, should these “change in control” provisions be triggered as a result of our purchase of Lions Gate common shares in our offer. The Icahn group expects that such bridge facility would be required to be repaid through a combination of new debt and the proceeds of the sale of Lions Gate equity through a rights offering in which all Lions Gate common shareholders would be invited to participate. The Icahn group would be willing to backstop any such rights offering. See Section 2 of the Circular.”

Circular

The first paragraph of Section 5 of the Circular, “Source of Funds” (found at page 42 of the Circular), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

“Lions Gate stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on March 26, 2010 that there were 117,951,193 Lions Gate Shares issued and outstanding as of March 23, 2010. Based on Lions Gate’s public disclosure, as at December 31, 2009, Lions Gate had outstanding approximately 3,551,000 stock options and 3,194,000 unvested restricted share units. Based on the Offer being for up to all of the outstanding Lions Gate Shares, after giving effect to the exercise of all outstanding stock options and the vesting of outstanding restricted share units, which the Offeror has calculated to total approximately 102,707,338 Lions Gate Shares (excluding the Lions Gate Shares owned by the Offeror and Lions Gate Shares issuable on the conversion of the 2024 Notes, 2025 Notes and 2025 Notes of April 2009), the maximum amount of cash required for the purchase of Lions Gate Shares for which the Offer is made (exclusive of fees and expenses) is approximately U.S.$719 million.”

The last paragraph of Section 5 of the Circular, “Source of Funds” (found at page 42 of the Circular), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

In each case, the required funds will be provided by the Icahn Group from cash on hand, including margin borrowings under existing brokerage arrangements. The Icahn Group will provide the Trustee with the funds necessary to acquire its portion of the Lions Gate Shares deposited under the Offer by way of a loan.”

The last sentence of the last paragraph of Section 6 of the Circular, “Beneficial Ownership of and Trading in Lions Gate Shares” (found at pages 43-44 of the Circular), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

“None of Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. or the Trustee transacted in the Lions Gate Shares during the 12 months prior to commencement of the Offer.”

The fourth and fifth paragraphs of Section 14 of the Circular, “Regulatory Matters – Competition Act” (found at page 48 of the Circular), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

“The purchase of the Lions Gate Shares pursuant to the Offer requires pre-merger notification under the Competition Act. The Offeror requested an ARC in respect of the Offer and the Commissioner issued an ARC in respect of the Offer on March 23, 2010.”

The fourth paragraph of Section 14 of the Circular, “Regulatory Matters – Investment Canada Act” (found at page 48 of the Circular), as amended by the First Notice of Variation, is deleted in its entirety and replaced by the following:

“The Icahn Group is non-Canadian within the meaning of the ICA. The Offeror believes that the Offer, if successful, may result in the acquisition of control of a Canadian business that is a cultural business in circumstances where the applicable threshold for review is exceeded, with the result that the Offer may be subject to review and approval by the Minister of Canadian Heritage. In addition, the Icahn Group believes that the Film Policy may be applicable in the circumstances of the Offer as a result of the reconsolidation by Lions Gate in July 2007 of Maple Pictures Corp. (“Maple”), which operates a film distribution business in Canada. Accordingly, the Icahn Group has filed an application for review with the Department of Canadian Heritage in connection with the Offer and has commenced discussions with the Department of Canadian Heritage regarding the basis on which it may obtain approval as required under the ICA. In particular, the Icahn Group has discussed with the Department of Canadian Heritage whether a divestiture by Lions Gate of shares of Maple to one or more Canadians, such that the film distribution currently carried on by Maple in Canada would be operated independently from Lions Gate, as was undertaken by Lions Gate in 2005, might be of net benefit to Canada, including because such a divestiture may resolve concerns that may exist, even in the absence of the Offer, that Lions Gate may become controlled in fact by one or more non-Canadians with the result that it, and therefore Maple, will no longer be “Canadian” within the meaning of the Canadian status rules set out in the ICA. In this regard, as is stated in the section on risk factors in Lions

Gate’s Annual Report on Form 10-K for the year ended March 31, 2009, there can be no assurance that Lions Gate will not be determined to be a non-Canadian controlled entity under the ICA. The ICA provides the Minister of Canadian Heritage with discretion to make a determination that an entity engaged in a cultural business is not a Canadian-controlled entity, if the Minister is satisfied, after considering any information or evidence submitted by the entity or otherwise made available to the Minister or the Director of Investments, that the entity is controlled in fact by one or more non-Canadians. As is further disclosed by Lions Gate, if Lions Gate ceases to be Canadian-controlled under the ICA, Lions Gate and the entities it consolidates (such as Maple) may no longer qualify for or be entitled to access refundable tax credits and other Canadian government and private motion picture industry incentives that are restricted to Canadian-controlled corporations. Further, Lions Gate has stated that such a change in status could also cause Lions Gate to be required to repay certain tax credits and other government incentives previously received and default on certain distribution obligations, thereby affecting Lions Gate’s financial results. The Icahn Group believes that these risks could be substantially reduced or eliminated through the agreements it is seeking to reach with the Minister of Canadian Heritage in connection with any acquisition of control of Lions Gate as a result of the Offer. For instance, the Icahn Group’s change in information to the Offer to assign the right to purchase certain of the Lions Gate Shares deposited pursuant to the Offer to the Trustee is intended to avoid the adverse consequences to Lions Gate of becoming a non-Canadian controlled entity within the meaning of the ICA while Lions Gate continues to control Maple. In addition to discussions concerning the divestiture of Maple, the Icahn Group has discussed with the Department of Canadian Heritage the timing of the closing of the Offer and the exercise of voting rights with respect to Lions Gate Shares by the Offeror to replace Lions Gate board members, who would then be in a position to implement such a divestiture.”

The second and third paragraphs of Section 14 of the Circular, “Regulatory Matters – U.S. Federal Antitrust Laws”, are deleted in their entirety and replaced by the following:

“Pursuant to the requirements of the HSR Act, the Offeror filed a Notification and Report Form with respect to the Offer with the Antitrust Division and the FTC on March 22, 2010. As a result, the waiting period applicable to the purchase of the Lions Gate Shares pursuant to the Offer was scheduled to expire at 11:59 p.m. (New York time) fifteen days after such filing. On April 5, 2010, early termination of the applicable waiting period under the HSR Act was granted by the Antitrust Division and the FTC.”

The first paragraph of Schedule I to the Offer to Purchase and Circular is deleted in its entirety and replaced by the following:

“The names and positions of the executive officers and directors of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., Hopper Investments LLC, Barberry Corp., Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and of the Trustee of the LGE Trust are set forth below.

Schedule I to the Offer to Purchase and Circular is amended to add the following before the second paragraph:

“7508921 Canada Inc.

David Hanick – Director

Keith Cozza – Chief Executive Officer

Irene March – Chief Financial Officer

LGE Trust

Ronald G. Atkey – Trustee”

The last sentence of the second paragraph of Schedule I to the Offer to Purchase and Circular is deleted in its entirety and replaced by the following:

“Each such executive officer and director (other than Ronald G. Atkey and David Hanick) is a citizen of the United States and his or her principal business address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York, 10153, where the business phone number is (212) 702-4300.”

Schedule I to the Offer to Purchase and Circular is amended to add the following after the last paragraph:

“David Hanick. Mr. Hanick has been a partner in the Corporate Practice Group at the law firm of Osler, Hoskin & Harcourt LLP (“Osler”) since March 2009. He joined Osler in May 2005, and his practice includes representation of both international and Canadian domestic public and private companies, including those in the media, mining, manufacturing and telecommunications sectors. Mr. Hanick received a joint LL.B./M.B.A. in 2000 from Osgoode Hall and the Schulich School of Business, and a B.A., with Distinction, from the University of Western Ontario in 1996. Mr. Hanick is a Canadian citizen and his principal business address is 100 King Street West, 1 First Canadian Place, Suite 6100, P.O. Box 50, Toronto, Ontario, M5X 1B8, where the business phone number is (416) 362-2111.

Ronald G. Atkey. Mr. Atkey has served as the sole trustee of the LGE Trust since its formation. After graduating from law school at the University of Western Ontario and Yale University, Mr. Atkey taught constitutional and administrative law at three Canadian law schools. Mr. Atkey has served in a number of senior capacities in the Canadian public sector. He was the first Chair of the Security Intelligence Review Committee, served as an elected Member of the Parliament of Canada for two terms, and was appointed as federal Minister of Immigration in 1979-80. Mr. Atkey practiced corporate and regulatory law for thirty years with Osler, in Toronto, during which time he represented clients in the cultural sector, including the film industry. Mr. Atkey currently teaches National Security Law at Osgoode Hall Law School (York University) in Toronto, Canada and at Western Law (UWO) in London, Ontario. He is also currently a director of the Canadian subsidiaries of Time Warner Inc. and Entertainment One Ltd. Mr. Atkey also serves as Ontario Vice–President of the International Commission of Jurists (Canadian Section) and as Director of the Toronto Symphony Orchestra Foundation.” Mr. Atkey is a Canadian citizen and his principal business address is 333 Adelaide Street, Suite 1019, Toronto, Ontario, M5A 4T4, where the business phone number is (416) 368-4827.”

8. Time for Acceptance

The Offer is open for acceptance until the Expiry Time, being 8:00 p.m. (New York time) on April 30, 2010, unless withdrawn or further extended by the Offeror. The Expiry Time may be extended by the Offeror in its sole discretion as described in Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

9. Manner of Acceptance

Shareholders who wish to accept the Offer are referred to Section 3 of the Offer to Purchase, “Manner of Acceptance”, for a description of the alternative procedures to be followed for a valid acceptance.

10. Withdrawal of Deposited Lions Gate Shares

Shareholders are referred to Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, for a description of the procedures for exercising the right to withdraw Lions Gate Shares deposited under the Offer.

11. Take Up of and Payment for Deposited Lions Gate Shares

Shareholders are referred to Section 7 of the Offer to Purchase, “Take Up of and Payment for Deposited Lions Gate Shares”, for details as to the take-up of and payment for Lions Gate Shares under the Offer.

12. Amendments to the Offer

The Offer to Purchase and Circular, the First Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery shall be read together with this Notice in order to give effect to the amendments set forth in this Notice. Except as otherwise set forth in this Notice, the terms and conditions of the Offer and the information in the Offer to Purchase and Circular, the First Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery continue to be applicable in all respects.

13. Shareholders’ Statutory Rights

Securities legislation of the provinces and territories of Canada provides security holders of Lions Gate with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for the particulars of those rights or consult a lawyer.

14. Approvals

The contents of this Notice have been approved and the sending thereof to Shareholders has been authorized by (a) IPH GP LLC, which is the general partner of Icahn Capital LP, which is (i) the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP and (ii) the general partner of Icahn Offshore LP, which is the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, (b) the board of directors of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership), (c) the managers of Icahn Fund S.à r.l., (d) the management board of Daazi Holding B.V., and (e) by the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

APPROVAL AND CERTIFICATE

DATED: April 16, 2010

The contents of this Notice of Variation and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Partners LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners LP	(Signed) Irene March Chief Financial Officer Icahn Partners LP

Icahn Partners LP, by its general partner

Icahn Onshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: April 16, 2010

The contents of this Notice of Variation and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund LP

Icahn Partners Master Fund LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: April 16, 2010

The contents of this Notice of Variation and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund II LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund II LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund II LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund II LP

Icahn Partners Master Fund II LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: April 16, 2010

The contents of this Notice of Variation and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund III LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund III LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund III LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund III LP

Icahn Partners Master Fund III LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: April 16, 2010

The contents of this Notice of Variation and Change in Information have been approved, and the sending thereof by and on behalf of High River Limited Partnership to Shareholders has been authorized, by the sole director of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Director and President Barberry Corp.	(Signed) Keith Cozza Secretary and Treasurer Barberry Corp.

(Signed) Vincent J. Intrieri

Vice President

Barberry Corp.

APPROVAL AND CERTIFICATE

DATED: April 16, 2010

The contents of this Notice of Variation and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Fund S.à r.l. to Shareholders has been authorized, by the managers of Icahn Fund S.à r.l.

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Icahn Fund S.à r.l.	(Signed) Irene March Chief Financial Officer Icahn Fund S.à r.l.

(Signed) Keith Meister Manager Icahn Fund S.à r.l.	(Signed) Vincent Intrieri Manager Icahn Fund S.à r.l.

APPROVAL AND CERTIFICATE

DATED: April 16, 2010

The contents of this Notice of Variation and Change in Information have been approved, and the sending thereof by and on behalf of Daazi Holding B.V. to Shareholders has been authorized, by the management board of Daazi Holding B.V.

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Daazi Holding B.V.	(Signed) Irene March Chief Financial Officer Daazi Holding B.V.

(Signed) Keith Meister Managing Director Daazi Holding B.V.	(Signed) Vincent Intrieri Managing Director Daazi Holding B.V.

APPROVAL AND CERTIFICATE

DATED: April 16, 2010

The contents of this Notice of Variation and Change in Information have been approved, and the sending thereof by and on behalf of 7508921 Canada Inc. to Shareholders has been authorized, by the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer 7508921 Canada Inc.	(Signed) Irene March Chief Financial Officer 7508921 Canada Inc.

(Signed) David Hanick

Director

7508921 Canada Inc.

CERTIFICATE

DATED: April 16, 2010

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn

CERTIFICATE

DATED: April 16, 2010

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, and the Notice of Variation and Extension dated March 19, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Ronald G. Atkey

in his capacity as the sole trustee of

the LGE Trust

The Information Agent is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800) 859-8511

The Depositary for the Offer is:

Computershare Investor Services Inc.

TORONTO

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier

510 Burrard Street

2nd Floor

Vancouver, BC

V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: (905) 771-4082

The U.S. Forwarding Agent is:

Computershare Trust Company, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.

EXHIBIT (a)(5)(vi)

FOR IMMEDIATE RELEASE

ICAHN ANNOUNCES INCREASE IN TENDER OFFER PRICE FOR

COMMON SHARES OF LIONS GATE ENTERTAINMENT CORP.

New York, New York, April 15, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that the purchase price in connection with the existing offer by his affiliated entities to purchase up to all of the outstanding common shares of Lions Gate Entertainment Corp. is being increased to $7.00 per share in cash.

The revised offer will be conditioned on there having been validly tendered and not withdrawn at least 36,985,976 shares, which when combined with the number of Lions Gate shares owned by Mr. Icahn’s affiliates, represents 50.1% of the 117,951,193 shares stated to be outstanding by Lions Gate as of March 23, 2010, the record date for the upcoming special meeting of shareholders.

Mr. Icahn also announced that, following the expiration of the initial offering period of the tender offer, if Lions Gate shares tendered during the initial offering period have been taken up by Mr. Icahn and his affiliates, a 10 business day subsequent offering period will be provided. The subsequent offering period will expire at 8:00, New York City time, on May 14, 2010. Any shares validly tendered during the subsequent offering period will be immediately accepted for payment, and tendering shareholders will thereafter promptly be paid $7.00 in cash for each common share of Lions Gate tendered – the same amount per share that is being offered in the initial offering period. The subsequent offering period will enable holders of common shares of Lions Gate who do not tender during the initial offering period to participate in the offer and receive the same offer price. Shares validly tendered and taken up during the initial offering period may not be withdrawn during the subsequent offering period.

In addition, Mr. Icahn issued the following open letter to Lions Gate shareholders today:

CARL C. ICAHN

767 Fifth Avenue, 47th Floor

New York, NY 10153

April 15, 2010

Dear Fellow Shareholders:

Today I announced that the purchase price in the tender offer by my affiliated entities for up to all of the outstanding common shares of Lions Gate Entertainment Corp. is being increased to $7.00 per share in cash. In addition, following the expiration of the initial offering period of the tender offer, if we have taken up Lions Gate shares tendered during the initial offering period, a 10 business day subsequent offering period will be provided, during which shareholders who do not tender during the initial offering period will be able to participate in the offer and receive the same $7.00 offer price. I am writing to you now to address the many criticisms and claims that the Lions Gate public relations machine has disseminated (at shareholders’ expense) with respect to our offer and to express my dissatisfaction with the failure by the Board of Directors to hold management accountable to the shareholders.

When we first announced our tender offer to purchase up to 13,164,420 shares of Lions Gate, the Board claimed it was “coercive” because it was a partial bid. We disagreed then, and continue to disagree, with that assertion. Nevertheless, in an attempt to take this issue off the table, we amended our offer to provide that we would purchase up to all of the outstanding shares of Lions Gate. The Board’s response to our amended offer was that it was still “coercive.” It appears to me that any offer which threatens the status quo at Lions Gate will be labeled as “coercive.”

Another fault the Board found with our offer was the original purchase price of $6.00 per share in cash, which the Board told shareholders was “inadequate from a financial point of view.” However, Lions Gate’s own banker disagreed with that assessment! In a research report dated March 31, 2010, J.P. Morgan said: “We think the Icahn offer implies a premium valuation for Lions Gate’s film and TV business.” J.P. Morgan also stated: “We still believe the company’s fundamentals are unlikely to support a competing bid.” In addition, J.P. Morgan agreed with our previously announced contention that Lions Gate’s share price was being kept artificially high by our presence, stating: “Termination of the Icahn Group’s offer would likely result in a share price decline.”1 Nevertheless, we have decided to take this issue off the table by raising our offer price to $7.00 per share in cash, which is $2.15 higher than the $4.85 closing price of the common shares on February 4, 2010 (the last trading day prior to the first date in 2010 that we resumed purchasing Lions Gate common shares), representing a premium of more than 44%.

We decided to raise our offer price not because we believed $6.00 per share to be inadequate but rather because we felt it necessary to make every effort to protect the investment we currently have in Lions Gate. We do not feel comfortable that existing management is the right team to guide Lions Gate through this difficult period – management’s misguided strategy of late appears to have been pinned on the hopes of acquiring MGM and/or Miramax (both primarily library plays) even though film libraries are essentially depreciating assets that have been likened to “melting ice cubes,”2 – so we are willing to pay an extra premium in an attempt to complete our tender. The upcoming release of “Killers” – a $75 million Ashton Kutcher

[1]

Lions Gate Entertainment Corp.: Fundamentals Unlikely to Support a Competing Bid; $6 per Share Looks Like a Premium Valuation (J.P. Morgan, North American Equity Research, 31 March 2010) (permission to use these quotes was neither sought nor received). J.P. Morgan affiliates serve as administrative agents, underwriters and/or indenture trustees under all of Lions Gate’s material bank debt and bond indebtedness. In addition, One Equity Partners, J.P. Morgan’s private equity investment arm, is a 49% equity partner in Lions Gate’s TV Guide Network and TVGuide.com. Further, the J.P. Morgan report discloses that, within the last 12 months, J.P. Morgan affiliates (i) acted as lead or co-manager in a public offering of equity and/or debt securities for Lions Gate, (ii) beneficially owned 1% or more of a class of common equity securities of Lions Gate, and (iii) provided to Lions Gate investment banking services, non-investment banking securities-related services and non-securities-related services.

[2]	Peter Lauria, Why No One Wants Miramax (The Daily Beast, April 7, 2010) (permission to use this quote was neither sought nor received).

vehicle “that looks to be a dud”3 – does nothing to change our opinion as to management’s judgment. We are not the only ones to question management’s strategies, as evidenced by the following:

“Icahn has a more powerful argument right now because Lionsgate’s movies have had a relatively mixed track record, Epix is nothing but an albatross, and TV Guide right now is a show-me story,” says RBC Capital Markets analyst David Bank. “Icahn has a right to question the validity of their long-term strategy because so much has gone wrong.”4

Incidentally, if the Board really believed that our original $6.00 per share offer price was “financially inadequate” and that the true fair market value of the shares was $8.70, as Lions Gate implied again on Tuesday in a letter to its employees, how were the directors able to conclude that it was fair to all shareholders for the Board to issue stock appreciation rights (SARs) to management at “inadequate prices”? According to Lions Gate’s latest Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 9, 2010, Lions Gate issued 700,000 SARs on April 6, 2009 with an exercise price of $5.17. Our confusion is shared by this commentator, who stated: “So, we’re just a little confused here. LGF’s Board, on one hand, claims that the share price is trading well below its ‘real’ value. Yet, at the same time, they have no problem selling part of the business to management at “financially inadequate” prices through stock options.”5

Lions Gate’s CEO, Jon Feltheimer, also faulted our offer for not including a “control premium.” At the same time, he heralded Lions Gate’s management for its “patient, disciplined strategy of building a strong and diversified Company.” I do not dispute that this Board has been patient with management. Some would say they have been TOO patient. The Financial Times last weekend pointed out that “shares in Lions Gate have been in the doldrums.”6 That is an understatement. On April 1, 2005, the market value of Lions Gate’s common shares was over $11.00 per share. During the ensuing years, this management team has presided over a decline in the company’s share price of over 45%. The Board continues to describe Lions Gate’s horrible share performance as a tale of great success. In materials filed with the Securities and Exchange Commission on Monday, the Board stated that Lions Gate had “delivered exceptional growth and created value” and “generated returns to shareholders that outpaced industry peers and the broader market.” What am I missing? Something does not add up. Incidentally, we believe that our offer (even before the price increase we announced today) already includes a control premium and that Lions Gate’s shares would be trading lower if we were not involved in the company, and J.P. Morgan – Lions Gate’s own banker – agrees with us.

[3]	Peter Lauria, Inside Icahn’s Hollywood Gambit (The Daily Beast, March 23, 2010) (permission to use this quote was neither sought nor received).
[4]	Peter Lauria, Inside Icahn’s Hollywood Gambit (The Daily Beast, March 23, 2010) (permission to use this quote was neither sought nor received).
[5]

Double Standard: Financially Inadequate Stock Options at Lions Gate (Seeking Alpha, April 14, 2010) [http://seekingalpha.com/article/198631-double-standard-financially-inadequate-stock-options-at-lions-gate] (permission to use this quote was neither sought nor received).

[6]	Matthew Garrahan, Studio Boss ready to ‘Kick-Ass’ (Financial Times, April 11, 2010) (permission to use this quote was neither sought nor received).

I think profligate spending has taken its toll on Lions Gate’s share price – and I am clearly not the only one. In a recent Los Angeles Times piece, Patrick Goldstein stated:

Icahn also says that Lions Gate’s overhead is too high. And you can’t help but wonder if he doesn’t have a point, starting right at the top. After all, after Feltheimer and Burns brought in Drake to run the film division, they literally kicked themselves upstairs to sumptuous, glass-enclosed new digs on the top floor of Lions Gate’s Santa Monica headquarters. The company now has four top executives – Feltheimer, Burns, Drake and co-chief operating officer Steve Beeks – all pulling down CEO-style salaries while Drake has come close to quadrupling the size of the studio’s film production division. So far, Lions Gate doesn’t have much to show for all this lavish spending. A haircut would definitely be in order. 7

In addition, Peter Lauria of The Daily Beast had this to say on the same topic:

A high-level source familiar with the company’s operations says many of Lionsgate’s own board members agree with Icahn’s view that Feltheimer and vice-chairman Michael Burns have tolerated high overhead costs and charted a risky strategy. It’s just that they have no other choice but to fight him since many of Icahn’s criticisms were rubber-stamped by the board in the first place. “Many of the board members are uncomfortable with the bigger risks Lionsgate is taking and feel that the studio is way too top heavy,” says this source, who has spoken to some of Lionsgate’s directors recently. “They’re frustrated because they feel they are backed into a corner after unquestionably supporting Feltheimer and Burns for the last ten years.” 8

The Board continues to attempt to frighten shareholders by stating that our offer would constitute an event of default under certain “change in control” provisions – commonly known as “poison puts” – in Lions Gate’s debt documents, which could result in the acceleration of over $500 million of indebtedness. How the Board can blame us for this problem – which they created – is beyond me. As far as I am aware, nobody held a gun to the directors’ heads and forced them to agree to these poison puts. Lions Gate has stated that it did not propose these provisions. However, the tactic has been derisively referred to in the business press as “the banker made me do it” defense, and Chris Young, the director of mergers and acquisitions research for the leading shareholder advisory firm RiskMetrics Group, has stated that these types of provisions “are designed to deter a proxy fight.”9 In addition, the Board’s scare tactics are disingenuous because we have stated publicly that we are prepared to begin discussions with Lions Gate immediately regarding a bridge facility that we would be willing to provide – without a commitment fee – at the expiration of our offer, should these “change of control” provisions be triggered as a result of our purchase of Lions Gate shares in the offer. We expect that such bridge facility would be required to be repaid through a combination of new debt and the proceeds of the sale of Lions

[7]	Patrick Goldstein, Carl Icahn vs. Lions Gate: Will it be a battle to the death? (Los Angeles Times, April 6, 2010) (permission to use this quote was neither sought nor received).
[8]	Peter Lauria, Inside Icahn’s Hollywood Gambit (The Daily Beast, March 23, 2010) (permission to use this quote was neither sought nor received).
[9]	Ronald Grover, Fighting Takeovers by Playing the Debt Card (BusinessWeek, April 9, 2009) (permission to use this quote was neither sought nor received).

Gate equity through a rights offering in which all Lions Gate shareholders would be invited to participate, thus de-levering the company. We have also stated that we would be willing to backstop any such rights offering. However, neither the Board nor management has ever attempted to engage us in discussions regarding these proposals.

Our contention has always been that shareholders should be free to decide for themselves whether or not they believe our offer is fair. The Board obviously does not agree that shareholders should have the ability to decide for themselves. Therefore, in an attempt to thwart our offer, the Board adopted a Poison Pill (euphemistically calling it a “shareholder rights plan”) which deprives shareholders of the opportunity of participating in our offer. The Board has said that the Pill “affords significant decision-making authority to shareholders” and that the continuation of the Pill “is entirely dependent on shareholder approval.” This is not a normal shareholder vote. The rules set by the Board for this flawed process stipulate that the votes attached to the shares held by my affiliates will NOT be counted but the votes attached to the 23.7% stake held by those with an interest in promoting the Pill – Lions Gate’s executive officers and directors (including Mark H. Rachesky, a large shareholder who has pledged his support for management and its policies and has received a special deal from the company as to certain registration rights, “most favored nation” rights and other rights), all of whom have informed Lions Gate that they will not tender their shares into our offer – WILL be counted. Although we believe this process is unfair, we nevertheless urge you – whether or not you intend to tender your shares into our offer – to VOTE AGAINST THE POISON PILL!

Another issue raised by the Board was that our offer was deficient in that it did not provide shareholders with assurance that we would “publicly announce if the 50% tender condition is satisfied and give shareholders an additional 10 business days following such announcement” to tender into our offer – thus permitting shareholders who did not wish to be invested in an Icahn – controlled company to exit their Lions Gate investment at the same price after knowing whether we were successful with our offer. In our offer we have said that we might provide a subsequent offering period as permitted by applicable securities laws. But this issue is now moot due to our announcement today regarding the subsequent offering period.

The Board also attempted to influence shareholders by pointing to poor performance at Blockbuster – a company which I never controlled. I believe my investment track record speaks for itself. However, in light of Lions Gate’s selective attempt to distort facts in an effort to discredit me, I thought it important to provide a few facts of my own to set the record straight and allow shareholders a more complete set of information from which to make a more informed decision. Conveniently, the Board failed to inform shareholders about the many companies I have controlled which have performed extremely well once the right management team was put into place. For example, in 2007 we took advantage of massively increasing values for casinos (Stratosphere Las Vegas and three other properties) and energy (National Energy Group), selling both businesses, which we acquired out of bankruptcy in the late 1990s, for a net profit of over $2 billion. Furthermore, Lions Gate selectively omits mention of the numerous public companies where I have invested as a shareholder activist and ultimately convinced management that the best way to create value is to work together in the interest of all shareholders. In the cases of Imclone, Kerr-McGee, BEA Systems, Medimmune, Fairmont Hotels and KT&G, to name just a few, my involvement helped to create many billions of dollars of value for shareholders. Lions Gate fails to mention this in its critique of my record.

The Board has also stated that we have limited experience in operating a business in Lions Gate’s industry, making much of the fact that if we were to acquire control of the company we would be effectively taking over all of the business decisions of Lions Gate, “including developing and green-lighting film and television projects.” We believe it is time for shareholders to be given the opportunity to “green-light” a change in management. If our offer is successful, we intend to replace Lions Gate’s board of directors with our nominees. I am hopeful that the new board will act expeditiously to replace top management with individuals who are more likely to enhance value for all shareholders.

Sincerely yours,

CARL C. ICAHN

The tender offer is open for acceptance until 8:00 p.m., New York City time, on April 30, 2010, unless extended or withdrawn. The complete terms and conditions of the tender offer are set forth in the Offer to Purchase dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010 and the Notice of Variation dated April 16, 2010.

Shareholders with questions about the tender offer may call D.F. King & Co., Inc., the Information Agent, toll-free at 800-859-8511 (banks and brokers call 212-269-5550).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 1, 2010, AS AMENDED BY THE NOTICE OF VARIATION AND EXTENSION DATED MARCH 19, 2010 AND THE NOTICE OF VARIATION DATED APRIL 16, 2010, THAT THE ICAHN GROUP DISTRIBUTED TO HOLDERS OF COMMON SHARES AND FILED WITH THE SEC AS EXHIBITS TO ITS AMENDED SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE AND THE NOTICE OF VARIATION AND EXTENSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON SHARES MAY OBTAIN A FREE COPY OF THE AMENDED SCHEDULE TO, THE OFFER TO PURCHASE, THE NOTICE OF VARIATION AND EXTENSION AND OTHER DOCUMENTS THAT THE ICAHN GROUP WILL BE FILING (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENTS AND OTHER DOCUMENTS RELATED TO THE SOLICITATIONS OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT THE MAY 4, 2010 SPECIAL MEETING OF SHAREHOLDERS AND AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATIONS. WHEN COMPLETED, DEFINITIVE PROXY STATEMENTS AND FORMS OF PROXIES WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATIONS IS CONTAINED IN THE AMENDED SCHEDULE TO THAT WAS FILED WITH THE SEC AND SEDAR ON MARCH 19, 2010.